CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, C. K. Lawson, President and Treasurer of Armstrong Associates, Inc. (the "Registrant"), certify to the best of my knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


C. K. Lawson
President
August 27, 2004


C. K. Lawson
Treasurer
August 27, 2004